                                                                      Exhibit 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of MFRI, INC., a Delaware corporation (the "Corporation"), does hereby constitute and appoint DAVID UNGER, HENRY M. MAUTNER, GENE K. OGILVIE, FATI A. ELGENDY, DON GRUENBERG, BRADLEY E. MAUTNER and MICHAEL D. BENNETT, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the Corporation's annual report on Form 10-K for the fiscal year ended January 31, 1998, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Corporation, as indicated below opposite his signature, to such annual report on Form 10-K or any amendments or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 28th day of April, 1998.



/s/ David Unger                             /s/ Arnold F. Brookstone
----------------------------------          ------------------------------------
David Unger, Chairman of the                Arnold F. Brookstone, Director
Board of Directors and President

/s/ Henry M. Mautner                        /s/ Don Gruenberg
----------------------------------          ------------------------------------
Henry M. Mautner, Vice Chairman of          Don Gruenberg, Director and
the Board of Directors                      Vice President

/s/ Gene K. Ogilvie                         /s/ Bradley E. Mautner
----------------------------------          ------------------------------------
Gene K. Ogilvie, Director and               Bradley E. Mautner, Director and
Vice President                              Vice President

/s/ Michael D. Bennett                      /s/ Eugene Miller
----------------------------------          ------------------------------------
Michael D. Bennett, Vice President,         Eugene Miller, Director
Secretary and Treasurer

/s/ Fati A. Elgendy                         /s/ Stephen B. Schwartz
----------------------------------          ------------------------------------
Fati A. Elgendy, Director                   Stephen B. Schwartz, Director